UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2012

GBS ENTERPRISES INCORPORATED

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

585 Molly Lane

Woodstock, GA 30189

(Address of Principal Executive Offices)

 (Zip Code)

(404) 474-7256

(Registrant's Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Copies to:

Philip Magri, Esq.

The Sourlis Law Firm

130 Maple Avenue, Suite 9B2

Red Bank, New Jersey 07701

Direct Dial: (954) 303-8027

T: (732) 530-9007

F: (732) 530-9008

philmagri@sourlislaw.com

www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 11, 2012, Joerg Ott resigned as the Chief Executive Officer (principal executive officer) of GBS Enterprises, Inc., a Nevada corporation (the “Company”), effective immediately. Mr. Ott will continue in his capacity as the Chairman of the Company’s Board of Directors and as the Chief Executive Officer of GROUP Business Software AG, a German public company and 50.1% subsidiary of the Company (“GROUP”).

On July 11, 2012, the Board of Directors of the Company appointed Gary D. MacDonald (age 58) as the Managing Director of Worldwide Operations and Interim Chief Executive Officer (principal executive officer) of the Company. As previously disclosed by the Company, Mr. MacDonald was appointed as the Company’s Executive Vice President and Chief Corporate Development Officer on April 30, 2010, as a member to the Company’s Board of Directors on December 2, 2011 and to the Board’s Audit Committee on March 1, 2012. From September 2005 to February 2008, Mr. MacDonald served as the Chief Operating Officer of GROUP. Since February 2008, Mr. MacDonald has been serving as the Chief Corporate Development Officer of GROUP.  From November 2003 to August 2005, Mr. MacDonald served as the Vice President, Corporate Development and Government Relations Officer at Raydiance, Inc., a privately held research company.  From August 1994 to September 2003, Mr. MacDonald served as the Senior Vice President of Sales and Marketing at Kingston Technology Company, a privately held company in the computer hardware industry.  From October 1991 to August 1994, Mr. MacDonald served as the Vice President and Principal of Impediment Incorporated, a privately held company in the computer hardware industry.

Key Attributes, Experience and Skills: Mr. MacDonald brings his invaluable executive experience to the Company, as well as his leadership, operational and investor relations skills. Mr. MacDonald has an immense knowledge of our Company, GROUP and other subsidiaries which enables the Board to benefit from management’s perspective on the Company’s business while the Board performs its oversight function.

Family Relationships

Mr. MacDonald does not have a family relationship (defined in Item 401(d) of Regulation S-K as any relationship by blood, marriage, or adoption, not more remote than first cousin) with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director of executive officer.

Transactions with Related Persons

None

Material Plan, Contract or Arrangement

None

Item 7.01   Regulation FD Disclosure

The Company issued the Press Release furnished as Exhibit 99.1 to this 8-K on July 11, 2012.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.:	Description:
99.1	Press Release, dated July 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

By:	/s/ Markus R. Ernst
Markus R. Ernst
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: July 12, 2012